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                                                                 EXHIBIT 10 (a)



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F (Reg. No. 333-82957) of our report dated February 10, 2000 accompanying the financial statements of the Futurity, Futurity II, Futurity Focus and Futurity Accolade Sub-Accounts included in Sun Life of Canada (U.S.) Variable Account F, to the incorporation by reference of our report dated February 10, 2000 accompanying the financial statements of the Regatta, Regatta Gold, Regatta Classic and Regatta Platinum Sub-Accounts included in Sun Life of Canada (U.S.) Variable Account F, and to the incorporation by reference of our report dated February 10, 2000 accompanying the statutory financial statements of Sun Life Assurance Company of Canada (U.S.), which includes explanatory paragraphs relating to the use of statutory accounting practices which differ from accounting principles generally accepted in the United States of America, appearing in the Futurity Accolade Prospectus and the MFS Regatta Extra Prospectus, which are part of such Registration Statement, and to the incorporation by reference of our report dated February 10, 2000 appearing on the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended December 31, 1999, which includes explanatory paragraphs relating to the use of statutory accounting practices which differ from accounting principles generally accepted in the United States of America.

We also consent to the reference to us under the headings "Accountants" and "Appendix B - Condensed Financial Information -- Accumulation Unit Values" appearing in the Futurity Accolade Prospectus, under the heading "Accountants" in the MFS Regatta Extra Prospectus, and under the heading "Financial Statements" in the Statement of Additional Information relating to each Prospectus, which are incorporated by reference in this Post-Effective Amendment No. 3.



DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 26, 2000